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                       SALOMON BROTHERS INVESTMENT SERIES

                    SUPPLEMENT DATED OCTOBER 25, 1995 TO THE
                       PROSPECTUS DATED SEPTEMBER 7, 1995

         The information set forth on page 67 of the Prospectus under the caption 'Management--Investment Manager' is hereby amended and superseded as follows: 'Allan R. White III is primarily responsible for the day-to-day management of the Investors Fund's portfolio'.